UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2009

COWEN GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware		27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue

New York, NY 10022

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Consummation of the Transactions

On November 5, 2009, Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp., the “Company”)  filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”) in connection with the consummation on November 2, 2009 of the transactions (collectively with the fund of funds asset exchange, described below, the “Transactions”) contemplated by the Transaction Agreement and Agreement and Plan of Merger, dated as of June 3, 2009 (the “Transaction Agreement”), by and among the Company, Ramius LLC (f/k/a Park Exchange LLC, “Ramius”), Cowen Holdings, Inc. (f/k/a Cowen Group, Inc., “Cowen Holdings”), RCG Holdings LLC (f/k/a Ramius LLC, “RCG”) and Lexington Merger Corp., including (1) the merger of Lexington Merger Corp. with and into Cowen Holdings, pursuant to which each outstanding share of common stock of Cowen Holdings was converted into one share of Class A common stock of the Company and (2) the transfer by RCG of substantially all of its assets, with the exception of $500,000 in cash which it is retained to pay ongoing administrative expenses, such as audit fees, and liabilities to Ramius in exchange for 37,536,826 shares of the Company’s Class A common stock.

Fund of Funds Asset Exchange

On November 2, 2009, concurrently with the consummation of the transactions contemplated by the Transaction Agreement, Cowen Holdings purchased from HVB Alternative Advisors LLC (“HVB”) the 50% interest in the Ramius fund of funds business, which is known as Ramius Alternative Solutions LLC (“Ramius Alternative Solutions”) following the consummation of the Transactions, that HVB owned in exchange for (1) the Company’s issuance to HVB of 2,713,882 shares of our Class A common stock and (2) approximately $10.4 million cash, resulting in Ramius Alternative Solutions becoming an indirect wholly owned subsidiary of the Company.

This Current Report on Form 8-K/A amends Item 9.01 of the Initial Form 8-K to present certain financial statements of the Company and to present certain unaudited pro forma financial information, which financial statements and unaudited pro forma information are filed as exhibits hereto.

Item 9.01.  Financial Statements and Exhibits

(a) Financial statements of business acquired.

The unaudited condensed consolidated statements of financial condition of Cowen Holdings (f/k/a Cowen Group, Inc.) as of September 30, 2009 and December 31, 2008, the related condensed consolidated statement of operations for the three months and ninth months ended September 30, 2009, the related condensed consolidated statements of cash flows and comprehensive loss, each for the nine months ended September 30, 2009, and the Notes to the Consolidated Financial Statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statement of the Company as of, and for the nine months ended September 30, 2009 and for the fiscal year ended December 31, 2008, giving effect to the Transactions as if they were completed on January 1, 2008, and Notes to Unaudited Pro Forma Combined Financial Statements are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

99.2

Unaudited condensed consolidated statements of financial condition of Cowen Holdings as of September 30, 2009 and December 31, 2008, the related condensed consolidated statement of operations for the three months and ninth months ended September 30, 2009, the related condensed consolidated statements of cash flows and comprehensive loss, each for the nine months ended September 30, 2009, and the Notes to the Consolidated Financial Statements (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K filed by the Company (SEC File No. 001-34516) on November 5, 2009).

99.3

Unaudited pro forma condensed combined financial statements of the Company as of, and for the nine months ended September 30, 2009 and for the fiscal year ended December 31, 2008, giving effect to the Transactions as if they were completed on January 1, 2008 (incorporated by reference to Exhibit 99.3 of the Current Report on Form 8-K filed by the Company (SEC File No. 001-34516) on November 5, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN GROUP, INC.

Dated: November 25, 2009	By:	/s/ Stephen A. Lasota
	Name:	Stephen A. Lasota
	Title:	Chief Financial Officer